Exhibit 10.1

[Execution Version]

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 dated as of May 6, 2008 (this “Amendment”) to the Credit Agreement (as defined herein), is entered into by Susser Holdings, L.L.C., a Delaware limited liability company (the “Borrower”), Susser Holdings Corporation, a Delaware corporation, as Parent Guarantor (the “Parent Guarantor”), other guarantors parties hereto, the lenders parties hereto (collectively, the “Lenders”), Bank of America, N.A., as Administrative Agent for the Term Lenders (in such capacity, the “Term Administrative Agent”), Administrative Agent for the Revolving Credit Lenders (in such capacity, the “Revolving Administrative Agent”, and together with the Term Administrative Agent, the “Administrative Agents”), Swing Line Lender and L/C Issuer.

INTRODUCTION

Reference is made to the Credit Agreement dated as of November 13, 2007 (as modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agents, and the lenders thereto. The Borrower has requested, and the Lenders and the Administrative Agents have agreed, to make certain amendments to the Credit Agreement as set forth herein.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agents hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

(a)	Section 1.1 of the Credit Agreement is hereby amended by replacing Section (f) of the definition of “Eligible Accounts” in its entirety with the following:

(f) accounts receivable generated from any credit card transaction involving credit cards issued or processed by a Person that is a fuel supplier to the Borrower or any Subsidiary or that is an Affiliate of any such Person;

(b)	Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of “Revolving Credit Commitment” in its entirety with the following:

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligations to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.1(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, or as set forth in any Revolving Commitment Increase Agreement signed by such Revolving Credit Lender. As of May 6, 2008, the aggregate Revolving Credit Commitments equal $120,000,000.

(c)	The Credit Agreement is hereby amended by adding Section 2.22 as follows:

2.22 Increase in Revolving Credit Facility. (a) Request for Increase. Provided there exists no Default, upon notice to the Revolving Administrative Agent (which shall promptly notify the Revolving Credit Lenders), the Borrower may, prior to November 13, 2011, on a one-time basis, request an increase in the Revolving Credit Facility by an amount not exceeding $10,000,000; provided that any such request for an increase shall be in a minimum amount of $5,000,000. At the time of sending such notice, the Borrower (in consultation with the Revolving Administrative Agent) shall specify the time period within which each Revolving Credit Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Revolving Credit Lenders).

(b) Lender Elections to Increase. Each Revolving Credit Lender shall notify the Revolving Administrative Agent within such time period whether or not it agrees to increase its Revolving Credit Commitment and, if so, whether by an amount equal to, greater than, or less than its ratable portion (based on such Revolving Lender’s Applicable Percentage in respect of the Revolving Credit Facility) of such requested increase. Any Revolving Credit Lender not responding within such time period shall be deemed to have declined to increase its Revolving Credit Commitment.

(c) Notification by Revolving Administrative Agent; Additional Revolving Credit Lenders. The Revolving Administrative Agent shall notify the Borrower and each Revolving Credit Lender of the Revolving Credit Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase, and subject to the approval of the Revolving Administrative Agent (which approval shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Revolving Credit Lenders pursuant to a joinder agreement in form and substance satisfactory to the Revolving Administrative Agent and its counsel.

(d) Effective Date and Allocations. If the Revolving Loans are increased in accordance with this Section, the Revolving Administrative Agent and the Borrower shall determine the effective date (the “Revolving Increase Effective Date”) and the final allocation of such increase. The Revolving Administrative Agent shall promptly notify the Borrower and the Revolving Credit Lenders of the final allocation of such increase and the Revolving Increase Effective Date. Any amendment implementing an increase under this Section 2.22 may be signed by the Revolving Administrative Agent, on behalf of the Lenders and the Term Administrative Agent.

(e) Conditions to Effectiveness of Increase. As conditions precedent to such increase, the Borrower shall deliver to the Revolving Administrative Agent (i) a certificate of the Borrower dated as of the Revolving Increase Effective Date signed by a Responsible Officer of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article IV and the other Credit Documents are true and correct in all material respects on and as of the Revolving Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.22, the representations and warranties contained in subsections (a) and (b) of Section 4.7 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.2, and (B) no Default exists and (ii) modification/downdate endorsements to the title insurance policies applicable to the Revolving Mortgages in form and substance reasonably satisfactory to the Revolving Administrative Agent. The Borrower shall prepay any Revolving Credit Loans outstanding on the Revolving Credit Increase Effective Date (and pay any additional amounts required pursuant to Section 2.18) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Revolving Credit Percentages arising from any nonratable increase in the Revolving Credit Commitments under this Section.

(f) Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 8.3 to the contrary.

(d)	Exhibit A of the Credit Agreement is hereby amended by replacing such exhibit in its entirety with Exhibit A attached hereto.

Section 3. Representations and Warranties. The Borrower and the Parent Guarantor each represent and warrant that (a) the execution, delivery, and performance by each Credit Party of this Amendment and the consummation of the transactions contemplated thereby (i) do not contravene the organizational documents of such Credit Party, (ii) have been duly authorized by all necessary partnership, limited liability company or corporate action of each Credit Party, and (iii) are within each Credit Party’s partnership, limited liability company or corporate powers, (b) the Liens under the Security Documents are valid and subsisting; (c) this Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the rights of creditors generally and subject to the availability of equitable remedies; and (d) the representations and warranties contained in each Credit Document are true and correct in all material respects, no Event of Default exists under the Credit Documents, and there has occurred no event which with notice or lapse of time would become an Event of Default under the Credit Documents.

Section 4. Effect on Credit Documents. Except as amended herein, the Credit Agreement and all other Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agents’ or any Lender’s rights under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Credit Documents.

Section 5. Effectiveness. This Amendment shall become effective and the Credit Agreement shall be amended as provided for herein upon the execution and delivery of this Amendment by each of the parties hereto, together with any other documents or items listed on Annex I hereto or otherwise reasonably requested by the Agent to document the agreements and intent of this Amendment and the other Credit Documents, each in form and with substance satisfactory to the Administrative Agents.

Section 6. Reaffirmation of Guaranties. By its signature hereto, each Guarantor represents and warrants that it has no defense to the enforcement of its respective Revolving Guaranty or Term Guaranty, and that according to its terms each Revolving Guaranty and Term Guaranty will continue in full force and effect to guaranty the Borrower’s Revolving Obligations or Term Obligations, as applicable, under the Credit Agreement and the other amounts described in such Revolving Guaranty or Term Guaranty following the execution of this Amendment.

Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Miscellaneous. The miscellaneous provisions set forth in Article VIII of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.

[Signature pages follow.]

THIS WRITTEN AMENDMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

EXECUTED as of the first date above written.

BORROWER:

SUSSER HOLDINGS, L.L.C., a Delaware limited liability company

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President

PARENT GUARANTOR:

SUSSER HOLDINGS CORPORATION, a Delaware corporation

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President

GUARANTORS:

APPLIED PETROLEUM TECHNOLOGIES LTD.

By:	APT Management Company, LLC, its general partner

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President

Signature Page to Amendment No. 1 to Credit Agreement

APT MANAGEMENT COMPANY, LLC
C&G INVESTMENTS, LLC
CORPUS CHRISTI REIMCO, LLC
GOPETRO TRANSPORT LLC
STRIPES LLC
STRIPES ACQUISITION LLC
STRIPES HOLDINGS LLC
STRIPES NO. 1009 LLC
SUSSER FINANCE CORPORATION
SUSSER FINANCIAL SERVICES LLC
SUSSER PETROLEUM COMPANY LLC
T&C WHOLESALE INC.
TCFS HOLDINGS, INC.
TOWN & COUNTRY FOOD STORES, INC.

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President

SSP BEVCO I LLC
SSP BEVCO II LLC
SSP BEVERAGE, LLC
TND BEVERAGE, LLC

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Manager

SUSSER HOLDINGS CORPORATION

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President

STRIPES HOLDINGS LLC

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President

Signature Page to Amendment No. 1 to Credit Agreement

REVOLVING ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Revolving Administrative Agent

By:	/s/ Suzanne M. Paul
Name:	Suzanne M. Paul
Title:	Vice President

TERM ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Term Administrative Agent

By:	/s/ Suzanne M. Paul
Name:	Suzanne M. Paul
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Gary L. Mingle
Name:	Gary L. Mingle
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Bruce Roland
Name:	Bruce Roland
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ C. Scott Place
Name:	C. Scott Place
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, N.A.

By:	/s/ Stephen A. Leon
Name:	Stephen A. Leon
Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

TEXAS STATE BANK

By:	/s/ Frank Hastings
Name:	Frank Hastings
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian E. Lemons
Name:	Brian E. Lemons
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

REGIONS BANK, AN ALABAMA BANKING CORPORATION

By:	/s/ Robin Ingari
Name:	Robin Ingari
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement